UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021

XL FLEET CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Newton Street Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 regarding the Acquisition are incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 17, 2021, XL Fleet Corp. (the “Company”) entered into the Membership Interest Purchase Agreement (the “MIPA”) by and between the Company, its subsidiary XL Hybrids, Inc., World Energy Efficiency Services, LLC (“WEES”) and the various members thereof, pursuant to which the Company acquired 100% of the outstanding membership interests of WEES (the “Acquisition”) in exchange for total consideration of up to $16,000,000 comprised of $8.0 million in cash, approximately $7.0 million in shares of the Company’s common stock and an earnout opportunity pursuant to which WEES’ members can earn an additional $1.0 million in cash if WEES meets certain revenue targets.

WEES provides turnkey energy efficiency, renewable technology, electric vehicle charging stations and other energy solutions throughout New England. The Company believes that WEES will help further expansion of its XL Grid business to provide charging and power solutions to support fleet electrification.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the MIPA, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2021.

Item 2.02.	Results of Operations and Financial Condition.

On May 17, 2021, the Company issued a press release announcing the Company’s financial and operating results for the first quarter ended March 31, 2021. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 2.02 of this report, and the exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any document whether or not filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such document.

Item 8.01. Other Events

On May 17, 2021, the Company issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statement of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Report no later than 71 calendar days after the date this Report on Form 8-K was required to be filed.

(b)       Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Report no later than 71 calendar days after the date this Report on Form 8-K was required to be filed.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release of XL Fleet Corp., dated May 17, 2021
99.2	Press Release of XL Fleet Corp., dated May 17, 2021 (furnished not filed)

The press releases may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XL FLEET CORP.

Date: May 17, 2021	By:	/s/ James Berklas
	Name:	James Berklas
	Title:	General Counsel

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